UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 24, 2026

Virginia Electric and Power Company

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-55337	54-0418825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 24, 2026, Virginia Electric and Power Company (the Company) entered into an underwriting agreement (the Initial Underwriting Agreement) with BofA Securities, Inc., CIBC World Markets Corp., MUFG Securities Americas Inc., Santander US Capital Markets LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as Representatives for the underwriters named in the Initial Underwriting Agreement, for the sale of $1,250,000,000 aggregate principal amount of the Company’s 2026 Series A 4.95% Senior Notes due 2036 (the Series A Senior Notes) and $850,000,000 aggregate principal amount of the Company’s 2026 Series B 5.70% Senior Notes due 2056 (the Series B Senior Notes). On February 25, 2026, the Company entered into an additional underwriting agreement (the Additional Underwriting Agreement) with BofA Securities, Inc., CIBC World Markets Corp., MUFG Securities Americas Inc., Santander US Capital Markets LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as Representatives for the underwriters named in the Additional Underwriting Agreement, for the sale of $50,000,000 aggregate principal amount of the Series A Senior Notes. The Series A Senior Notes and the Series B Senior Notes are Senior Debt Securities that were registered by the Company under Rule 415 under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3, which became effective on October 31, 2025 (File No. 333-291190). Copies of the Initial Underwriting Agreement, including exhibits thereto, and the Additional Underwriting Agreement, including exhibits thereto, are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Form 8-K.

The Series A Senior Notes and the Series B Senior Notes will be issued under the Twenty-Fourth Supplemental Indenture and the Twenty-Fifth Supplemental Indenture, respectively, to the Company’s September 1, 2017 Senior Indenture. The Twenty-Fourth Supplemental Indenture and the Twenty-Fifth Supplemental Indenture are filed as Exhibits 4.2 and 4.3, respectively, to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated February 24, 2026, among the Company, BofA Securities, Inc., CIBC World Markets Corp., MUFG Securities Americas Inc., Santander US Capital Markets LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as Representatives for the underwriters named in the Underwriting Agreement.*

1.2	Underwriting Agreement, dated February 25, 2026, among the Company, BofA Securities, Inc., CIBC World Markets Corp., MUFG Securities Americas Inc., Santander US Capital Markets LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as Representatives for the underwriters named in the Underwriting Agreement.*

4.1	Senior Indenture, dated as of September 1, 2017, among the Company and U.S. Bank Trust Company, National Association (successor to U.S. Bank National Association). (Exhibit 4.1, Form 8-K, File No. 000-55337, as filed September 13, 2017, incorporated by reference).

4.2	Twenty-Fourth Supplemental Indenture to the 2017 Senior Indenture pursuant to which the 2026 Series A 4.95% Senior Notes due 2036 will be issued. The form of the 2026 Series A 4.95% Senior Notes due 2036 is included as Exhibit A to the Twenty-Fourth Supplemental Indenture.*

4.3	Twenty-Fifth Supplemental Indenture to the 2017 Senior Indenture pursuant to which the 2026 Series B 5.70% Senior Notes due 2056 will be issued. The form of the 2026 Series B 5.70% Senior Notes due 2056 is included as Exhibit A to the Twenty-Fifth Supplemental Indenture.*

5.1	Opinion of McGuireWoods LLP.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA ELECTRIC AND POWER COMPANY
Registrant

/s/ David M. McFarland
Name:	David M. McFarland
Title:	Senior Vice President – Investor Relations and Treasurer

Date: March 2, 2026